Exhibit 99.2

Entity 19

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Directors’ Report and Audited Financial Statements

For the year ended 31 December 2020

ULI (SOUTH CHINA) LIMITED

REPORTS AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

1

ULI (SOUTH CHINA) LIMITED

DIRECTORS’ REPORT

The directors present their annual report together with the audited financial statements for the year ended 31 December 2020.

1.	PRINCIPAL ACTIVITIES

The principal activities of ULI (South China) Limited (the “Company”) are the provision of air and ocean freight forwarding services in the People’s Republic of China.

2.	RESULTS AND APPROPRIATIONS

The results of the Company for the year ended 31 December 2020 are set out in the statement of profit or loss and other comprehensive income on page 6.

The directors have declared the following dividends during the year:

	2020	2019
	HKD	HKD
2019 final dividend of HKD141.33 per ordinary share declared on 25 Feb 2020	1,413,300	-
2020 interim dividend of HKD30.02 per ordinary share declared on 18 June 2020	300,233	-
2018 interim dividend of HKD134.79 per ordinary share declared on 27 June 2019	-	1,347,900
2018 final dividend of HKD22.80 per ordinary share declared on 22 Oct 2019	-	228,000
	1,713,533	1,575,900

The directors do not recommend the payment of a final dividend.

3.	DIRECTORS

The directors of the Company during the year and up to the date of this report were:

Mr. Lee Chi Tak, Richard

Mr. Lee Man Bun, Patrick

Mr. Wang Daoyuan

There is being no provision in the Company’s Articles of Association in connection with the retirement of directors, all directors continue in office for the following year.

2

ULI (SOUTH CHINA) LIMITED

DIRECTORS’ REPORT

4.	DIRECTORS’ MATERIAL INTERESTS IN TRANSACTIONS, ARRANGEMENTS AND CONTRACTS THAT ARE SIGNIFICANT IN RELATIONS TO THE COMPANY’S BUSINESS

Saved as disclosed in notes 8(b) and 16(b) to the financial statements, no other transactions, arrangements and contracts of significance to which the Company, its holding company, any of its fellow subsidiaries was a party and in which a director of the Company had a material interest whether directly or indirectly, subsisted at the end of the year or at any time during the year.

5.	DIRECTORS’ INTERESTS IN THE SHARES, UNDERLYING SHARES OF THE COMPANY OR ANY SPECIFIED UNDERTAKING OF THE COMPANY OR ANY OTHER ASSOCIATED CORPORATION

At no time during the year was the Company, its holding company, any of its fellow subsidiaries a party to any arrangement to enable the directors of the Company (including their spouse and children under 18 years of age) to hold any interests or short positions in the shares or underlying shares in the Company or its specified undertakings or other associated corporations.

6.	MANAGEMENT CONTRACTS

No contracts concerning the management and administration of the whole or any substantial part of the business of the Company were entered into or existed during the year.

7.	PERMITTED INDEMNITY PROVISIONS

At no time during the financial year and up to the date of this Directors’ Report, was there a permitted indemnity provision in force for the benefit of any of the directors of the Company (whether made by the Company or otherwise) or an associated company (if made by the Company).

8.	AUDITOR

The financial statements have been audited by RSM Hong Kong who retire and, being eligible, offer themselves for re-appointment.

On behalf of the Board

Lee Chi Tak, Richard
Hong Kong, 8 July 2021

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INDEPENDENT AUDITOR’S REPORT
TO THE MEMBERS OF

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Opinion

We have audited the financial statements of ULI (South China) Limited (the “Company”) set out on pages 6 to 32, which comprise the statement of financial position as at 31 December 2020, and the statement of profit or loss and other comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the financial statements give a true and fair view of the financial position of the Company as at 31 December 2020, and of its financial performance and its cash flows for the year then ended in accordance with International Financial Reporting Standards (“IFRSs”) issued by the International Accounting Standards Board (“IASB”) and Hong Kong Financial Reporting Standards (“HKFRSs”) issued by the Hong Kong Institute of Certified Public Accountants (“HKICPA”) and have been properly prepared in compliance with the Hong Kong Companies Ordinance.

Basis for Opinion

We conducted our audit in accordance with Hong Kong Standards on Auditing (“HKSAs”) issued by the HKICPA. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the HKICPA’s Code of Ethics for Professional Accountants (the “Code”), and we have fulfilled our other ethical responsibilities in accordance with the Code. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

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INDEPENDENT AUDITOR’S REPORT
TO THE MEMBERS OF

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Other Information

The directors are responsible for the Other Information. The Other Information comprises all of the information included in the annual report other than the financial statements and our auditor’s report thereon.

Our opinion on the financial statements does not cover the Other Information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the Other Information and, in doing so, consider whether the Other Information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this Other Information, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of Directors for the Financial Statements

The directors are responsible for the preparation of the financial statements that give a true and fair view in accordance with IFRSs issued by the IASB, HKFRSs issued by the HKICPA and the Hong Kong Companies Ordinance, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. We report our opinion solely to you, as a body, in accordance with section 405 of the Hong Kong Companies Ordinance and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with HKSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

5

INDEPENDENT AUDITOR’S REPORT
TO THE MEMBERS OF

ULI (SOUTH CHINA) LIMITED

(Incorporated in Hong Kong with limited liability)

Auditor’s Responsibilities for the Audit of the Financial Statements (cont’d)

As part of an audit in accordance with HKSAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the directors.

●	Conclude on the appropriateness of the directors’ use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with the directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

By:	/s/ RSM Hong Kong

Certified Public Accountants

Hong Kong

8 July 2021

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ULI (SOUTH CHINA) LIMITED

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

	Note	2020	2019
		HKD	HKD
Revenue	4	117,631,916	66,078,593
Freight costs		(91,463,368)	(58,870,443)
Gross profit		26,168,548	7,208,150
Other income	5	2,956	1,261
Other gains and losses - net exchange losses		(205,603)	(78,955)
Administrative expenses		(7,520,706)	(4,430,389)
Other operating expenses		(1,249,748)	(756,348)
Profit before taxation	6	17,195,447	1,943,719
Income tax expense	7(a)	-	-
Profit for the year		17,195,447	1,943,719
Other comprehensive income for the year, net of tax		-	-
Total comprehensive income for the year		17,195,447	1,943,719

The notes on pages 10 to 32 form part of these financial statements.

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ULI (SOUTH CHINA) LIMITED

STATEMENT OF FINANCIAL POSITION

AT 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

	Note	2020	2019
		HKD	HKD
Non-current asset
Property and equipment	9	394	732
Current assets
Trade receivables	10	40,402,983	22,961,070
Other receivables and prepayments		1,305,352	62,637
Cash and cash equivalents	11	1,433,296	2,047,125
		43,141,631	25,070,832
Current liabilities
Trade payables	12	10,612,930	11,942,485
Other payables and accrued expenses		5,646,949	1,728,847
Amounts due to related parties	13	5,730,743	5,730,743
		21,990,622	19,402,075
Net current assets		21,151,009	5,668,757
NET ASSETS		21,151,403	5,669,489
Capital and reserves
Share capital	14	10,000	10,000
Reserves		21,141,403	5,659,489
TOTAL EQUITY		21,151,403	5,669,489

Approved by the Board of Directors on 8 July 2021 and are signed on its behalf by:

Lee Chi Tak, Richard	Lee Man Bun, Patrick

The notes on pages 10 to 32 form part of these financial statements.

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ULI (SOUTH CHINA) LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

	Note	Share capital	Retained profits	Total
		HKD	HKD	HKD
Balance at 1 January 2019		10,000	5,291,670	5,301,670
Total comprehensive income for the year		-	1,943,719	1,943,719
Dividends paid	14(b)	-	(1,575,900)	(1,575,900)
Balance at 31 December 2019 and 1 January 2020		10,000	5,659,489	5,669,489
Total comprehensive income for the year		-	17,195,447	17,195,447
Dividends paid	14(b)	-	(1,713,533)	(1,713,533)
Balance at 31 December 2020		10,000	21,141,403	21,151,403

The notes on pages 10 to 32 form part of these financial statements.

9

ULI (SOUTH CHINA) LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

	Note	2020	2019
		HKD	HKD
CASH FLOWS FROM OPERATING ACTIVITIES
Profit before taxation		17,195,447	1,943,719
Adjustments for:
- Interest income	5	(64)	(1,055)
- Depreciation	9	338	338
Operating profit before changes in working capital		17,195,721	1,943,002
(Increase)/decrease in trade receivables		(17,441,913)	385,278
Increase in other receivables and prepayments		(1,242,715)	(19,755)
Decrease in trade payables		(1,329,555)	(675,381)
Increase in other payables and accrued expenses		3,918,102	93,106
Net cash generated from operating activities		1,099,640	1,726,250
CASH FLOWS FROM INVESTING ACTIVITIES
Interest received and net cash generated from investing activities	5	64	1,055
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid and net cash used in financing activities	14(b)	(1,713,533)	(1,575,900)
Net (decrease)/increase in cash and cash equivalents		(613,829)	151,405
Cash and cash equivalents at 1 January		2,047,125	1,895,720
Cash and cash equivalents at 31 December	11	1,433,296	2,047,125

The notes on pages 10 to 32 form part of these financial statements.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

1.	COMPANY INFORMATION

ULI (South China) Limited (the “Company”) was incorporated in Hong Kong with limited liability. The address of its registered office and principal place of business are Unit 05-06, 3/F., Tower 2, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong and 5/F., Aviation Fuel Building A, Airport 1st Street, Baoan International Airport, Baoan District, Shenzhen, respectively.

The principal activities of the Company are the provision of air and ocean freight forwarding services in the People’s Republic of China.

At 31 December 2020, the directors consider the immediate and ultimate holding company of the Company are Unique Logistics Holdings Limited and Rich Group Holdings Limited, which were incorporated in Hong Kong and the British Virgin Islands respectively.

The financial statements are presented in Hong Kong dollars (“HKD”), which is also the functional currency of the Company.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of preparation

These financial statements have been prepared in accordance with all applicable International Financial Reporting Standards (“IFRSs”) issued by the International Accounting Standards Board (“IASB”), Hong Kong Financial Reporting Standards (“HKFRSs”) issued by the Hong Kong Institute of Certified Public Accountants (the “HKICPA”). These financial statements also comply with the applicable requirements of the Hong Kong Companies Ordinance (Cap. 622). Significant accounting policies adopted by the Company are disclosed below.

The IASB/HKICPA has issued certain new and revised IFRSs/HKFRSs that are first effective or available for early adoption for the current accounting period of the Company. Note 3 provides information on any changes in accounting policies resulting from initial application of these developments to the extent that they are relevant to the Company for the current and prior accounting periods reflected in these financial statements.

(b)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the financial statements of each of the Company’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The financial statements are presented in Hong Kong dollars, which is the Company’s functional and presentation currency.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(b)	Foreign currency translation (cont’d)

(ii)	Transactions and balances in financial statements

Transactions in foreign currencies are translated into the functional currency on initial recognition using the exchange rates prevailing on the transaction dates. Monetary assets and liabilities in foreign currencies are translated at the exchange rates at the end of each reporting period. Gains and losses resulting from this translation policy are recognised in profit or loss.

(c)	Property and equipment

Property and equipment are stated in the statement of financial position at cost less accumulated depreciation and accumulated impairment losses, if any.

Depreciation of property and equipment is calculated at rate sufficient to write off their costs, less their residual values, over their estimated useful lives on a straight- line basis at an annual rate of 20%.

The residual values, useful lives and depreciation method are reviewed and adjusted, if appropriate, at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

(d)	Recognition and derecognition of financial instruments

Financial assets and financial liabilities are recognised in the statement of financial position when the Company becomes a party to the contractual provisions of the instruments.

Financial assets and financial liabilities are initially measured at fair value. Transaction costs that are directly attributable to the acquisition or issue of financial assets and financial liabilities (other than financial assets and financial liabilities at fair value through profit or loss) are added to or deducted from the fair value of the financial assets or financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets or financial liabilities at fair value through profit or loss are recognised immediately in profit or loss.

12

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(d)	Recognition and derecognition of financial instruments (cont’d)

The Company derecognises a financial asset only when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another entity. If the Company neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Company recognises its retained interest in the asset and an associated liability for amounts it may have to pay. If the Company retains substantially all the risks and rewards of ownership of a transferred financial asset, the Company continues to recognise the financial asset and also recognises a collateralised borrowing for the proceeds received.

The Company derecognises financial liabilities when, and only when, the Company’s obligations are discharged, cancelled or have expired. The difference between the carrying amount of the financial liability derecognised and the consideration paid and payable, including any non-cash assets transferred or liabilities assumed, is recognised in profit or loss.

(e)	Financial assets

All regular way purchases or sales of financial assets are recognised and derecognised on a trade date basis. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the time frame established by regulation or convention in the marketplace. All recognised financial assets are measured subsequently in their entirety at either amortised cost or fair value, depending on the classification of the financial assets.

Debt investments held by the Company are classified as amortised cost, if the investment is held for the collection of contractual cash flows which represent solely payments of principal and interest. Interest income from the investment is calculated using the effective interest method.

(f)	Trade and other receivables

A receivable is recognised when the Company has an unconditional right to receive consideration. A right to receive consideration is unconditional if only the passage of time is required before payment of that consideration is due. If revenue has been recognised before the Company has an unconditional right to receive consideration, the amount is presented as a contract asset.

Receivables are stated at amortised cost using the effective interest method less allowance for credit losses.

13

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(g)	Cash and cash equivalents

Cash and cash equivalents comprise cash at bank and on hand, demand deposits with banks and other financial institutions, and short-term, highly liquid investments that are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value, having been within three months of maturity at acquisition. Cash and cash equivalents are assessed for expected credit losses (“ECL”).

(h)	Financial liabilities and equity instruments

Financial liabilities and equity instruments are classified according to the substance of the contractual arrangements entered into the definitions of a financial liability and an equity instrument under IFRSs and HKFRSs. An equity instrument is any contract that evidences a residual interest in the assets of the Company after deducting all of its liabilities. The accounting policies adopted for specific financial liabilities and equity instruments are set out below.

(i)	Trade and other payables

Trade and other payables are recognised initially at their fair value and are subsequently measured at amortised cost using the effective interest method unless the effect of discounting would be immaterial, in which case they are stated at cost.

(j)	Equity instruments

Any equity instrument is any contract that evidence a residual interest in the assets of an equity after deducting all of its liabilities. Equity instruments issued by the Company are recorded at the proceeds received, net of direct issue costs.

(k)	Employee benefits

(i)	Employee leave entitlements

Employee entitlements to annual leave and long service leave are recognised when they accrue to employees. A provision is made for the estimated liability for annual leave and long service leave as a result of services rendered by employees up to the end of the reporting period.

Employee entitlements to sick leave and maternity leave are not recognised until the time of leave.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(k)	Employee benefits (cont’d)

(ii)	Pension obligations

The Company contributes to a defined contribution retirement scheme which are available to all employees. Contributions to the scheme by the Company and employees are calculated as a percentage of employees’ basic salaries. The retirement benefit scheme cost charged to profit or loss represents contributions payable by the Company to the funds.

(iii)	Termination benefits

Termination benefits are recognised at the earlier of the dates when the Company can no longer withdraw the offer of those benefits, and when the Company recognises restructuring costs and involves the payment of termination benefits.

(l)	Taxation

Income tax represents the sum of the current tax and deferred tax.

The tax currently payable is based on taxable profit for the year. Taxable profit differs from profit recognised in profit or loss because it excludes items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Company’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

Deferred tax is recognised on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences, unused tax losses or unused tax credits can be utilised. Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(l)	Taxation (cont’d)

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised, based on tax rates that have been enacted or substantively enacted by the end of the reporting period. Deferred tax is recognised in profit or loss, except when it relates to items recognised in other comprehensive income or directly in equity, in which case the deferred tax is also recognised in other comprehensive income or directly in equity.

The measurement of deferred tax assets and liabilities reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

(m)	Impairment of non-financial assets

The carrying amounts of non-financial assets are reviewed at each reporting date for indications of impairment and where an asset is impaired, it is written down as an expense through the statement of profit or loss to its estimated recoverable amount. The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. If this is the case, recoverable amount is determined for the cash- generating unit to which the asset belongs. Recoverable amount is the higher of value in use and the fair value less costs of disposal of the individual asset or the cash-generating unit.

Value in use is the present value of the estimated future cash flows of the asset / cash- generating unit. Present values are computed using pre-tax discount rates that reflect the time value of money and the risks specific to the asset / cash-generating unit whose impairment is being measured.

Impairment losses for cash-generating units are allocated first against the goodwill of the unit and then pro rata amongst the other assets of the cash-generating unit. Subsequent increases in the recoverable amount caused by changes in estimates are credited to profit or loss to the extent that they reverse the impairment.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(n)	Impairment of financial assets

The Company recognises a loss allowance for ECL on investments in debt instruments which are measured at amortised cost. The amount of ECL is updated at each reporting date to reflect changes in credit risk since initial recognition of the respective financial instrument.

The Company always recognises lifetime ECL for trade receivables. The ECL on these financial assets are estimated using a provision matrix based on the Company’s historical credit loss experience, adjusted for factors that are specific to the debtors, general economic conditions and an assessment of both the current as well as the forecast direction of conditions at the reporting date, including time value of money where appropriate.

For all other financial instruments, the Company recognises lifetime ECL when there has been a significant increase in credit risk since initial recognition. However, if the credit risk on the financial instrument has not increased significantly since initial recognition, the Company measures the loss allowance for that financial instrument at an amount equal to 12-month ECL.

Lifetime ECL represents the ECL that will result from all possible default events over the expected life of a financial instrument. In contrast, 12-month ECL represents the portion of lifetime ECL that is expected to result from default events on a financial instrument that are possible within 12 months after the reporting date.

Significant increase in credit risk

In assessing whether the credit risk on a financial instrument has increased significantly since initial recognition, the Company compares the risk of a default occurring on the financial instrument at the reporting date with the risk of a default occurring on the financial instrument at the date of initial recognition. In making this assessment, the Company considers both quantitative and qualitative information that is reasonable and supportable, including historical experience and forward- looking information that is available without undue cost or effort. Forward-looking information considered includes the future prospects of the industries in which the Company’s debtors operate, obtained from economic expert reports, financial analysts, governmental bodies, relevant think-tanks and other similar organisations, as well as consideration of various external sources of actual and forecast economic information that relate to the Company’s core operations.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(n)	Impairment of financial assets (cont’d)

Significant increase in credit risk (cont’d)

In particular, the following information is taken into account when assessing whether credit risk has increased significantly since initial recognition:

-	an actual or expected significant deterioration in the financial instrument’s external (if available) or internal credit rating;

-	significant deterioration in external market indicators of credit risk for a particular financial instrument;

-	existing or forecast adverse changes in business, financial or economic conditions that are expected to cause a significant decrease in the debtor’s ability to meet its debt obligations;

-	an actual or expected significant deterioration in the operating results of the debtor;

-	significant increases in credit risk on other financial instruments of the same debtor;

-	an actual or expected significant adverse change in the regulatory, economic, or technological environment of the debtor that results in a significant decrease in the debtor’s ability to meet its debt obligations.

Irrespective of the outcome of the above assessment, the Company presumes that the credit risk on a financial asset has increased significantly since initial recognition when contractual payments are more than 30 days past due, unless the Company has reasonable and supportable information that demonstrates otherwise.

Despite the foregoing, the Company assumes that the credit risk on a financial instrument has not increased significantly since initial recognition if the financial instrument is determined to have low credit risk at the reporting date. A financial instrument is determined to have low credit risk if:

(i)	the financial instrument has a low risk of default,

(ii)	the debtor has a strong capacity to meet its contractual cash flow obligations in the near term, and

(iii)	adverse changes in economic and business conditions in the longer term may, but will not necessarily, reduce the ability of the borrower to fulfil its contractual cash flow obligations.

The Company considers a financial asset to have low credit risk when the asset has external credit rating of “investment grade” in accordance with the globally understood definition or if an external rating is not available, the asset has an internal rating of “performing”. Performing means that the counterparty has a strong financial position and there is no past due amounts.

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ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(n)	Impairment of financial assets (cont’d)

Significant increase in credit risk (cont’d)

The Company regularly monitors the effectiveness of the criteria used to identify whether there has been a significant increase in credit risk and revises them as appropriate to ensure that the criteria are capable of identifying significant increase in credit risk before the amount becomes past due.

Definition of default

The Company considers the following as constituting an event of default for internal credit risk management purposes as historical experience indicates that receivables that meet either of the following criteria are generally not recoverable.

-	when there is a breach of financial covenants by the counterparty; or

-	information developed internally or obtained from external sources indicates that the debtor is unlikely to pay its creditors, including the Company, in full (without taking into account any collaterals held by the Company).

Irrespective of the above analysis, the Company considers that default has occurred when a financial asset is more than 180 days past due unless the Company has reasonable and supportable information to demonstrate that a more lagging default criterion is more appropriate.

Credit-impaired financial assets

A financial asset is credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of that financial asset have occurred. Evidence that a financial asset is credit-impaired includes observable data about the following events:

-	significant financial difficulty of the issuer or the counterparty;

-	a breach of contract, such as a default or past due event;

-	the lender(s) of the counterparty, for economic or contractual reasons relating to the counterparty’s financial difficulty, having granted to the counterparty a concession(s) that the lender(s) would not otherwise consider; or

-	it is becoming probable that the counterparty will enter bankruptcy or other financial reorganisation; or

-	the disappearance of an active market for that financial asset because of financial difficulties.

19

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(n)	Impairment of financial assets (cont’d)

Write-off policy

The Company writes off a financial asset when there is information indicating that the debtor is in severe financial difficulty and there is no realistic prospect of recovery, including when the debtor has been placed under liquidation or has entered into bankruptcy proceedings, or in the case of trade receivables, when the amounts are over two years past due, whichever occurs sooner. Financial assets written off may still be subject to enforcement activities under the Company’s recovery procedures, taking into account legal advice where appropriate. Any recoveries made are recognised in profit or loss.

Measurement and recognition of ECL

The measurement of ECL is a function of the probability of default, loss given default (i.e. the magnitude of the loss if there is a default) and the exposure at default. The assessment of the probability of default and loss given default is based on historical data adjusted by forward-looking information as described above. As for the exposure at default, for financial assets, this is represented by the assets’ gross carrying amount at the reporting date; together with any additional amounts expected to be drawn down in the future by default date determined based on historical trend, the Company’s understanding of the specific future financing needs of the debtors, and other relevant forward-looking information.

For financial assets, the ECL is estimated as the difference between all contractual cash flows that are due to the Company in accordance with the contract and all the cash flows that the Company expects to receive, discounted at the original effective interest rate.

If the Company has measured the loss allowance for a financial instrument at an amount equal to lifetime ECL in the previous reporting period, but determines at the current reporting date that the conditions for lifetime ECL are no longer met, the Company measures the loss allowance at an amount equal to 12-month ECL at the current reporting date, except for assets for which simplified approach was used.

The Company recognises an impairment gain or loss in profit or loss for all financial instruments with a corresponding adjustment to their carrying amount through a loss allowance account, and does not reduce the carrying amount of the financial asset in the statement of financial position.

20

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(o)	Provisions and contingent liabilities

Provisions are recognised for liabilities of uncertain timing or amount when the Company has a legal or constructive obligation arising as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made. Where the time value of money is material, provisions are stated at the present value of the expenditure expected to settle the obligation.

Where it is not probable that an outflow of economic benefits will be required, or the amount cannot be estimated reliably, the obligation is disclosed as a contingent liability, unless the probability of outflow of economic benefits is remote. Possible obligations, whose existence will only be confirmed by the occurrence or non- occurrence of one or more future events are also disclosed as contingent liabilities unless the probability of outflow of economic benefits is remote.

(p)	Revenue recognition

Revenue from the provision of freight forwarding services is recognised when control of the cargoes has transferred, being when the cargoes have been delivered to the customer’s specific location (delivery). Following delivery, the customer has the primary responsibility on delivering the cargoes and bears the risks and loss in relation to the cargoes. A receivable is recognised by the Company when the cargoes are delivered to the customer as this represents the point in time at which the right to consideration becomes unconditional, as only the passage of time is required before payment is due.

Interest income is recognised as it accrues using the effective interest method. For financial assets measured at amortised cost or fair value through other comprehensive income (recycling) that are not credit-impaired, the effective interest rate is applied to the gross carrying amount of the asset. For credit impaired financial assets, the effective interest rate is applied to the amortised cost (i.e. gross carrying amount net of loss allowance) of the asset.

21

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

3.	ADOPTION OF NEW AND REVISED INTERNATIONAL/HONG KONG FINANCIAL REPORTING STANDARDS

(a)	Application of new and revised IFRSs/HKFRSs

The Company has applied the Amendments to Reference to the Conceptual Framework in IFRS/HKFRS Standards and the following amendments to IFRSs/HKFRSs issued by the IASB/HKICPA for the first time, which are mandatorily effective for the annual period beginning on or after 1 January 2020 for the preparation of the financial statements:

Amendments to IAS/HKAS 1 and IAS/HKAS 8	Definition of Material
Amendments to IFRS/HKFRS 9, IAS/HKAS 9 and IFRS/HKFRS 7	Interest Rate Benchmark Reform

The application of the Amendments to References to the Conceptual Framework in IFRS/HKFRS Standards and the amendments to IFRSs/HKFRSs in the current year had no material impact on the Company’s financial positions and performance for the current and prior years and/or on the disclosures set out in these financial statements.

(b)	New and revised IFRSs/HKFRSs in issue but not yet effective

The Company has not early applied new and revised IFRSs/HKFRSs that have been issued but are not yet effective for the financial year beginning on 1 January 2020. These new and revised IFRSs/HKFRSs include the following which may be relevant to the Company.

Effective for accounting periods beginning on or after
Amendments to IFRS/HKFRS 9, IAS/HKAS 39, IFRS/HKFRS 7, IFRS/HKFRS 4 and IFRS/HKFRS 16 Interest Rate Benchmark Reform - Phase 2	1 January 2021
Amendments to IAS/HKAS 16 Property, plant and equipment: proceeds before intended use	1 January 2022
Annual Improvements to IFRSs/HKFRSs 2018 - 2020 Cycle	1 January 2022
Amendments to IAS/HKAS 1 classification of liabilities as current or non-current	1 January 2023

The Company is in the process of making an assessment of what the impact of these amendments and new standards is expected to be in the period of initial application. So far it has concluded that the adoption of them is unlikely to have a significant impact on the financial statements.

22

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

4.	REVENUE

The principal activities of the Company are the provision of air and ocean freight forwarding services in the People’s Republic of China.

Revenue represents gross invoiced freight income and recognised at a point in time for the year.

5.	OTHER INCOME

	2020	2019
	HKD	HKD
Bank interest income	64	1,055
Sundry income	2,892	206
	2,956	1,261

6.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at after charging:

	2020	2019
	HKD	HKD
(a) Staff costs (including directors’ remuneration)
Salaries and allowances	7,333,066	4,256,097

(b) Other items:
Auditor’s remuneration
- Current	63,000	65,000
- Under-provision in prior years	500	-
	63,500	65,000
Depreciation	338	338

7.	INCOME TAX EXPENSE

(a)	No provision for Hong Kong Profits Tax or deferred taxation has been made in the financial statement since the Company’s income is derived from overseas sources which is not liable to Hong Kong Profits Tax.

23

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

7.	INCOME TAX EXPENSE (CONT’D)

(b)	Reconciliation between the income tax expense and accounting profit at applicable tax rates:

	2020	2019
	HKD	HKD
Profit before taxation	17,195,447	1,943,719
Notional tax on profit before taxation, calculated at the current rate of 16.5% (2019: 16.5%)	2,837,249	320,714
Tax effect of non-taxable income	(19,409,754)	(10,903,176)
Tax effect of non-deductible expenses	16,572,505	10,582,462
Income tax expense	-	-

8.	BENEFITS AND INTERESTS OF DIRECTORS

(a)	Directors’ emoluments

	2020	2019
	HKD	HKD
Fees	-	-
Salaries and allowances	3,944,822	1,066,995
	3,944,822	1,066,995

(b)	Directors’ material interests in transactions, arrangements or contracts

	Nature of related		Volume of
Identity of related parties	party relationship	Type of transactions	Transactions
			HK$
Unique Logistics Holdings Ltd.	Immediate holding company	Administration and handling fee paid	(259,960)
		Group fee paid	(476,268)
		Corporate fee expenses paid	(563,922)
Embassy Freight International, L.L.C.	Mr. Lee Chi Tak, Richard is beneficial member of the contracted party	Freight income received	1,603
Unique Logistics International (BOS), Inc.	Mr. Lee Chi Tak, Richard is beneficial member of the contracted party	Freight income received	3,375,256
		Freight charges paid	(2,979,112)

24

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

8.	BENEFITS AND INTERESTS OF DIRECTORS (CONT’D)

(b)	Directors’ material interests in transactions, arrangements or contracts (cont’d)

	Nature of related		Volume of
Identity of related parties	party relationship	Type of transactions	Transactions
			HK$
Unique Logistics International (ATL) LLC	Mr. Lee Chi Tak, Richard is beneficial member of the contracted party	Freight income received	12,946,524
		Freight charges paid	(11,909,040)
Unique Logistics International (LAX), Inc.	Mr. Lee Chi Tak, Richard is beneficial member of the contracted party	Freight income received	1,718,781
		Freight charges paid	(1,544,479)
Unique Logistics International (NYC) LLC	Mr. Lee Chi Tak, Richard is beneficial member of the contracted party	Freight income received	54,673,410
		Freight charges paid	(42,617,148)
Unique Logistics International (H.K.) Ltd.	Fellow subsidiary	Freight income received	22,837
Unique Logistics International (South China) Ltd.	Fellow subsidiary	Freight income received	246
Shenzhen Unique Logistics International Limited	Fellow subsidiary	Freight income received	15,018,232
		Freight charges paid	(9,977,523)
Unique Logistics International (Vietnam) Co., Ltd.	Fellow subsidiary	Freight income received	26,857
Unique Freight Solutions (Thailand) Co., Ltd.	Fellow subsidiary	Freight income received	35,595
China Wealth Logistics Limited	Fellow subsidiary	Freight charges paid	(12,520,026)
TGF Unique Limited	Associate company	Freight income received	15,105,525
Unique International Logistics (M) Sdn. Bhd.	Associate company	Freight income received	19,503
		Freight charges paid	(103)
Unique Logistics International (Shanghai) Co., Ltd.	Associate company	Freight charges paid	(3,822)
ULI International Company Limited	Associate company	Freight income received	14,064
PT. Unique Logistics International Indonesia	Associate company	Freight income received	82
Uniquorn International Logistics Co., Ltd.	Associate company	Freight income received	2,108,671

25

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

9.	PROPERTY AND EQUIPMENT

	Furniture and fixtures	Office equipment	Total
	HKD	HKD	HKD
Cost
At 1 January 2019	747	1,690	2,437
Written off	(747)	-	(747)
At 31 December 2019, 1 January 2020 and 31 December 2020	-	1,690	1,690
Accumulated depreciation
At 1 January 2019	747	620	1,367
Written off	(747)	-	(747)
Charge for the year	-	338	338
At 31 December 2019 and 1 January 2020	-	958	958
Charge for the year	-	338	338
At 31 December 2020	-	1,296	1,296
Carrying value
At 31 December 2020	-	394	394
At 31 December 2019	-	732	732

10.	TRADE RECEIVABLES

All trade receivables are expected to be recovered within one year.

Trade receivables represented by:

	2020	2019
	HKD	HKD
- Third parties	962,583	2,452,383
- Immediate holding company	8	-
- Fellow subsidiaries	28,579,662	19,559,647
- Related companies	10,860,730	949,040
	40,402,983	22,961,070

26

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

10.	TRADE RECEIVABLES (CONT’D)

Included in trade receivables are the following amounts denominated in currencies other than the Company’s functional currency:

	2020	2019
	HKD	HKD
United States Dollars	38,007,433	11,308,019
Renminbi	15,588	285,647

Receivables that were neither past due nor impaired relate to a wide range of customers for whom there was no recent history of default.

Receivables that were past due but not impaired relate to a number of independent customers that have a good track record with the Company. Based on past experience, management believes that no loss allowance for ECL is necessary in respect of these balances as there has not been a significant change in credit quality and the balances are considered fully recoverable. The Company does not hold any collateral over these balances.

11.	CASH AND CASH EQUIVALENTS

	2020	2019
	HKD	HKD
Cash at bank and in hand	1,433,296	2,047,125
Cash and cash equivalents in the statement of cash flows	1,433,296	2,047,125

Cash at bank earns interest at floating interest rates based on daily bank deposits rates.

Included in cash and cash equivalents are the following amount denominated in a currency other than the Company’s functional currency:

	2020	2019
	HKD	HKD
Euro Dollars	8,377	15,663
United States Dollars	822,954	1,874,355
Renminbi	8,415	78,529

27

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

12.	TRADE PAYABLES

Trade payables are expected to be settled within one year. The trade payables represented by:

	2020	2019
	HKD	HKD
Trade payables
- Third parties	1,787,932	1,316,452
- Immediate holding company	46,946	27,190
- Fellow subsidiary companies	8,365,667	10,598,540
- Related companies	412,385	303
	10,612,930	11,942,485

Included in trade payables are the following amounts denominated in currencies other than the Company’s functional currency:

	2020	2019
	HKD	HKD
Euro Dollars	4,442	613,618
United States Dollars	-	2,851,182
Renminbi	6,427,055	7,046,541

13.	AMOUNTS DUE TO RELATED PARTIES

	2020	2019
	HKD	HKD
Amounts due to related parties
- members	5,730,743	5,730,743

The balances with related parties are in the nature of current account, are unsecured, interest free and have no fixed terms of repayment.

28

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

14.	CAPITAL, RESERVES AND DIVIDENDS

(a)	Share capital

	2020		2019
	Number of shares	Amount	Number of shares	Amount
		HK$		HK$
Ordinary share, issued and fully paid:
At 1 January and 31 December	10,000	10,000	10,000	10,000

The holders of ordinary shares are entitled to receive dividends as declared from time to time and are entitled to one vote per share at meetings of the Company. All ordinary shares rank equally with regard to the Company’s residual assets.

(b)	Dividends

The directors have declared the following dividends during the year:

	2020	2019
	HKD	HKD
2019 final dividend of HKD141.33 per ordinary share declared on 25 Feb 2020	1,413,300	-
2020 interim dividend of HKD30.02 per ordinary share declared on 18 June 2020	300,233	-
2018 interim dividend of HKD134.79 per ordinary share declared on 27 June 2019	-	1,347,900
2018 final dividend of HKD22.80 per ordinary Share declared on 22 Oct 2019	-	228,000
	1,713,533	1,575,900

(c)	Capital management

Capital comprises share capital and reserves stated in the statement of financial position. The Company’s objective when managing capital is to safeguard its ability to continue as a going concern, so that it can continue to provide returns for shareholders.

The Company manages capital by regularly monitoring its current and expected liquidity requirements rather than using debt/equity ratio analysis.

The Company is not subject to either internally or externally imposed capital requirements.

29

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

15.	FINANCIAL RISK MANAGEMENT

Exposure to credit, liquidity, foreign currency and interest rate risks arises in the normal course of the Company’s business. The Company’s exposure to these risks and the financial risk management policies and practices used by the Company to manage these risks are described below.

(a)	Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments. The Company’s exposure to credit risk arising from cash and cash equivalents is limited because the counterparties are banks and financial institutions with high credit-rating assigned by international credit-rating agencies, for which the Company considers to have low credit risk.

Trade receivables

Customer credit risk is managed by each business unit subject to the Company’s established policy, procedures and control relating to customer credit risk management. Individual credit evaluations are performed on all customers requiring credit over a certain amount. These evaluations focus on the customer’s past history of making payments when due and current ability to pay, and take into account information specific to the customer as well as pertaining to the economic environment in which the customer operates. Trade receivables are due within 30 days from the date of billing.

The Company measures loss allowances for trade receivables at an amount equal to lifetime ECL, which is calculated using a provision matrix. As the Company’s historical credit loss experience does not indicate significantly different loss patterns for different customer segments, the loss allowance based on past due status is not further distinguished between the Company’s different customer bases. In the opinion of the directors, allowance for ECL was insignificant as at 31 December 2020.

Expected loss rates are based on actual loss experience over the past 3 years. These rates are adjusted to reflect differences between economic conditions during the period over which the historic data has been collected, current conditions and the Company’s view of economic conditions over the expected lives of the receivables.

30

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

15. FINANCIAL RISK MANAGEMENT (CONT’D)

(b)	Liquidity risk

The Company’s policy is to regularly monitor its current and expected liquidity requirements to ensure that it maintains sufficient reserves of cash to meet its liquidity requirements in the short and longer term.

The maturity analysis of the Company’s financial liabilities is as follows:

	2020	2019
	HKD	HKD
Less than 1 year
Trade payables	10,612,930	11,942,485
Other payables and accrued expenses	5,646,949	1,728,847
Amounts due to related parties	5,730,743	5,730,743
	21,990,622	19,402,075

(c)	Foreign currency risk

The Company’s monetary assets and transactions are predominately in Hong Kong dollars, United States dollars and Renminbi. As Hong Kong dollar is pegged to United States dollar and there is insignificant fluctuation in the exchange rate between Hong Kong dollar and Renminbi, the Company does not expect any significant exposure to foreign currency risk.

(d)	Interest rate risk

As the Company has no significant interest bearing assets and liabilities, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

(e)	Categories of financial instruments at 31 December

	2020	2019
	HKD	HKD
Financial assets:
Loans and receivables (including cash and cash equivalents)	43,044,897	25,009,115
Financial liabilities:
Financial liabilities at amortised cost	21,990,622	19,402,075

31

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

15.	FINANCIAL RISK MANAGEMENT (CONT’D)

(f)	Fair values

All financial instruments are carried at amounts not materially different from their fair values as at 31 December 2020 and 2019.

16.	MATERIAL RELATED PARTY TRANSACTIONS

(a)	Transactions with key management personnel

All members of key management personnel are the directors of the Company, and the remuneration for them is disclosed in note 8(a).

(b)	Transactions with other related parties

During the year, the Company entered into the following material related party transactions:

	2020	2019
	HKD	HKD
Immediate holding Company

Administration and handling fees paid	259,960	282,000
Corporate fee expenses paid	476,268	144,133
Group fee paid	563,922	393,277

Fellow subsidiaries

Freight income received	15,103,767	43,728,925
Freight charges paid	22,497,549	47,498,153

Related parties

Freight income received	89,963,419	8,053,417
Freight charges paid	59,053,704	26,224

Balances with related parties are disclosed in the statement of financial position and in notes 10, 12 and 13 to the financial statements.

32

ULI (SOUTH CHINA) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

17.	ACCOUNTING ESTIMATES AND JUDGEMENTS

Note 15 contains information about the assumptions and their risk factors relating to financial instruments. Other key sources of estimates and judgements are as follows:

(a)	Depreciation

Depreciation is calculated to write off the cost of items of fixed assets, less their estimated residual value, if any, using the straight-line method over their estimated useful lives. The Company reviews the estimated useful lives and residual values of the assets annually in order to determine the amount of depreciation expense to be recorded during any reporting period. The useful lives and residual values are based on the Company’s historical experience with similar assets and taking into account anticipated technological changes. The depreciation expense for future periods is adjusted if there are significant changes from previous estimates.

(b)	Impairment of trade receivables

The management of the Company estimates the amount of impairment loss for ECL on trade receivables based on the credit risk of trade receivables. The amount of the impairment loss based on ECL model is measured as the difference between all contractual cash flows that are due to the Company in accordance with the contract and all the cash flows that the Company expects to receive, discounted at the effective interest rate determined at initial recognition. Where the future cash flows are less than expected, or being revised downward due to changes in facts and circumstances, a material impairment loss may arise.

As at 31 December 2020, the carrying amount of trade receivables is HKD40,402,983 (net of allowance for doubtful debts of HKD Nil) (2019: HKD22,961,070 (net of allowance for doubtful debts of HKD Nil)).

Appendix i

ULI (SOUTH CHINA) LIMITED

DETAILED INCOME STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

(For Management Information Only)

	2020	2019
	HKD	HKD
Freight income	117,631,916	66,078,593
Freight costs	(91,463,368)	(58,870,443)
Gross profit	26,168,548	7,208,150
Add: Other income
Bank interest income	64	1,055
Sundry income	2,892	206
	2,956	1,261
Add: Other gains and losses - net exchange losses	(205,603)	(78,955)
Less: Expenditure (Appendix ii)
Administrative expenses	7,520,706	4,430,389
Other operating expenses	1,249,748	756,348
	8,770,454	5,186,737
Profit before taxation	17,195,447	1,943,719

Appendix ii

ULI (SOUTH CHINA) LIMITED

OVERHEAD EXPENSES

FOR THE YEAR ENDED 31 DECEMBER 2020

(Expressed in Hong Kong dollars)

(For Management Information Only)

	2020	2019
	HKD	HKD
Administrative expenses
Computer expenses	52,276	38,897
Directors’ remuneration	3,944,822	1,066,995
Salaries and allowances	3,388,244	3,189,102
Telephone, facsimile and internet	135,364	135,395
	7,520,706	4,430,389
Other operating expenses
Administration and handling fees	259,960	282,000
Auditor’s remuneration	63,500	65,000
Bank charges	245,620	142,299
Business registration fees	250	250
Corporate fee expenses	476,268	144,133
Depreciation	338	338
Entertainment	191,837	-
Legal and professional fees	7,000	5,800
Management fee expenses	-	85,196
Printing and stationery	-	1,200
Travel - Local	4,516	28,906
Sundries	459	1,226
	1,249,748	756,348
	8,770,454	5,186,737